Capital Risk Management	12 Months Ended
Jun. 30, 2022
Disclosure Of Capital Risk Management [abstract]
Capital Risk Management	CAPITAL RISK MANAGEMENTThe Company’s objectives in managing capital are to ensure sufficient liquidity to pursue its strategy of organic growth and strategic acquisitions in order to provide returns to its shareholders, and have not changed since 2014. The Company’s capital structure consists of cash and cash equivalents, short-term investments, debt and shareholders’ equity, which is comprised of issued capital, equity reserve, treasury shares, and deficit. During 2013, the Company instituted a quarterly dividend. The Company makes adjustments to its capital structure in light of general economic conditions, the risk characteristics of the underlying assets and the Company’s working capital requirements. The Board of Directors reviews and approves any material transactions not in the ordinary course of business, including dividends, major investments and share repurchases.